Rule 497(e)
                                      Registration Nos. 333-168727 and 811-22452


                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND
                                  (THE "FUND")

                       SUPPLEMENT DATED DECEMBER 15, 2011

         TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR
                  FIRST TRUST/CONFLUENCE SMALL CAP VALUE FUND

                            DATED JANUARY 11, 2011,
       AS PREVIOUSLY SUPPLEMENTED JANUARY 19, 2011 AND SEPTEMBER 15, 2011

       This supplement supersedes the supplement dated December 14, 2011.

      Effective December 15, 2011, all current Class F Shares of the Fund will be liquidated and no new Class F shares will be available for purchase.

      Effective December 15, 2011, the total distribution and service (12b-1) fees for Class R3 Shares of the Fund shall be reduced to .50% of the average daily net assets of the Class R3 Shares, comprised of a .25% distribution fee and a .25% service (12b-1) fee.

      The section entitled "Annual Fund Operating Expenses" on page 1 of the Prospectus for the Fund is replaced in its entirety by the following:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

---------------------------------------------------------------------------------------------
                                              Class A     Class C      Class I     Class R3
---------------------------------------------------------------------------------------------
Management Fee                                 1.00%       1.00%        1.00%       1.00%
---------------------------------------------------------------------------------------------
Distribution and Service (12b-1) Fees          0.25%       1.00%           -%       0.50%
---------------------------------------------------------------------------------------------
Other Expenses (1)                             1.25%       1.25%        1.25%       1.25%
---------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                0.40%       0.40%        0.40%       0.40%
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses           2.90%       3.65%        2.65%       3.15%
---------------------------------------------------------------------------------------------
Fee Waivers and Expense Reimbursements (2)    (0.90%)     (0.90%)      (0.90%)     (0.90%)
---------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses
After Fee Waivers and Expense Reimbursements   2.00%       2.75%        1.75%       2.25%
---------------------------------------------------------------------------------------------

  1  Other Expenses are estimated for the current fiscal year.

  2 The investment advisor and sub-advisor have agreed to waive fees and reimburse expenses through October 12, 2012 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.35% of the average daily net assets of any class of Fund shares. The expense limitation expiring October 12, 2012, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Trust.

      The first full paragraph on page 49 of the Statement of Additional Information for the Fund is replaced in its entirety by the following:

      Exchange Privilege. You may exchange Shares of a class of the Fund for Shares of the same class of any other First Trust non-ETF open-end fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o First Trust Portfolios L.P., 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187, or by calling First Trust toll free (888) 373-5776. You may also, under certain limited circumstances, exchange between certain classes of Shares of the same Fund if, after you purchased your Shares, you became eligible to purchase a different class of Shares; however, the Advisor, the Distributor or any of their affiliates may exchange between classes of Shares of the same Fund at any time. An exchange between classes of Shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of Shares of the same Fund may be done in writing to the address stated above.

           PLEASE KEEP THIS WITH YOUR FUND'S PROSPECTUS AND STATEMENT
                 OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE